                                                                    EXHIBIT 10.4


               ACKNOWLEDGMENT OF TERMINATION OF PURCHASED INTEREST
                                       AND
            DIRECTION FOR PAYMENT FOR REDUCTION IN PURCHASED INTEREST

        The undersigned do hereby agree and acknowledge in connection with that certain Receivables Sale Agreement dated as of June 30, 1997 among World Color Finance, Inc. (the "SELLER"), ABN AMRO Bank N.V., as the Enhancer, the Liquidity Providers from time to time party thereto, Amsterdam Funding Corporation, and ABN AMRO Bank N.V., as Agent (as amended through the date hereof, the "AGREEMENT"), the following:

        1. Subject to Paragraph 4 hereof, the Agreement is hereby terminated as of December 22 1999, with all Purchased Interest as defined therein, reduced to zero and terminated; PROVIDED, however, the provisions of Article VI and other indemnities contained in the Agreement shall survive the effectiveness of this termination.

        2. Following the receipt of $200,399,591.83 (which consists of $200,000,000 in principal, $357,806.08 of accrued interest and dealer fees and $41,785.75 of accrued fees and interest on shortfall) ($200,000,000 of which will be funded with the proceeds of a drawing request made by Quebecor World Finance Inc., which request will be in the form of Exhibit A attached hereto) the Purchasers and the Agent shall have received all amounts due and owing from Seller as provided under the Agreement and upon receipt thereof, except to the extent set forth in Paragraph 1 & 4 hereof, releases the Seller from any and all further obligations or liabilities arising out of the Agreement or agreements related thereto. The Agent shall provide to the Seller such evidence as is reasonable acceptable to the Seller within two Business days hereof setting forth a calculation of the amounts specified herein. If the Agent and the Seller agree that the amounts set forth herein are inaccurate each such party agrees to pay the other party such amounts as shall be agreed upon.

        3. The Agent, on behalf of the Purchasers, hereby sells and assigns back to Seller without representation, warranty or recourse of any kind, and the Seller hereby acquires from the Agent, on behalf of the Purchasers, any Purchased Interest in all Receivables of the Seller and the Collections thereon, all such terms as defined in the Agreement.

        4. Notwithstanding any other provision contained herein to the extent that any amount paid to any Purchaser or the Agent pursuant to this agreement is subsequently invalidated, declared fraudulent, preferential, set aside or otherwise required to be returned to the Seller or any trustee, receiver, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Agreement shall be reinstated in its entirety and the liens created thereby shall be revived and, in each case, continue in full force and effect as if such payment had not been made and this agreement had not been executed and delivered.

        Dated As of December 22, 1999.

                                        WORLD COLOR FINANCE, INC.

                                        By:_____________________________________
                                        Title:__________________________________


                                        ABN AMRO BANK N.V., as Agent

                                        By:_____________________________________
                                        Title:__________________________________

                                        By: ____________________________________
                                        Title:__________________________________

                                    EXHIBIT A



                                December 22, 1999



ABN AMRO Bank N.V., as Agent

Asset Securitization, Structured Finance
Suite 725
135 South LaSalle Street
Chicago, Illinois 60674-9135
Attn:  Purchaser Agent-Amsterdam

                 Re: Amended and Restated Receivables Sale Agreement dated as of
                   December 22, 1999 (the "SALE AGREEMENT") among Quebecor
                   World Finance Inc., as Seller, Quebecor Printing (USA)
                         Holdings Inc., as Initial Collection Agent,
                                ABN AMRO Bank N.V., as Agent,
                                and the Purchasers thereunder

Ladies and Gentlemen:

        The undersigned Seller under the above-referenced Sale Agreement hereby confirms it has requested an Incremental Purchase of $200,000,000 to be made ratably by the Conduit Purchasers under the Sale Agreement.

        Attached hereto as Schedule I is information relating to the proposed Incremental Purchase required by the Sale Agreement.

        The Seller hereby certifies that both before and after giving effect to the proposed Incremental Purchase contemplated hereby and the use of the proceeds therefrom, all of the requirements of Section 7.2 of the Sale Agreement have been satisfied.

                                        Very truly yours,

                                        QUEBECOR WORLD FINANCE INC.


                                        By
                                        Title___________________________________

                                   SCHEDULE I

                                       TO

                          INCREMENTAL PURCHASE REQUESTS

               SUMMARY OF INFORMATION RELATING TO PROPOSED SALE(S)

            1. DATES, AMOUNTS, PURCHASER(S), PROPOSED TRANCHE PERIODS

A1      Date of Notice                                         December 22, 1999

A2      Measurement Date (the last
        Business Day of the month
        immediately preceding the
        month in which the Date of

        Notice occurs)                                         November 30, 1999

A3      Proposed Purchase Dates                                December 22, 1999
        (each of which is a
        Business Day)

A4      Respective Proposed
        Incremental Purchase on
        each such Purchase Date

        (each Incremental                             $200,000,000
        Purchase must be in a
        minimum amount of
        $1,000,000 and multiples
        thereof, or, if less, an
        amount equal to the
        Maximum Incremental
        Purchase Amount)

A5      Proposed Allocation
        among Purchasers

                  Conduit

                    Purchaser       Amsterdam Funding Corporation   $200,000,000

                  Conduit
                    Purchaser

                  Related Bank
                    Lenders

                  Related Bank
                    Lenders

                  Enhancement
                    Bank

                  Enhancement
                    Bank

A6      Tranche Period                               N/A
        and Tranche Rate(s) for Committed
        Purchasers

                 Starting Date         _________      _________       _________      _________
                 Ending Date           _________      _________       _________      _________
                 Number of Days        _________      _________       _________      _________
                 Prime or LIBOR
                 (for Committed

                 Purchasers only)      _________      _________       _________      _________

        Each proposed Purchase Date must be a Business Day and, other than the initial Incremental Purchase, must occur no later than two weeks after the Measurement Date set forth above. The choice of Measurement Date is a risk undertaken by the Seller. If a selected Measurement Date is not the applicable Purchase Date, the Seller's choice and disclosure of such date shall not in any manner diminish or waive the obligation of the Seller to assure the Purchasers that, after giving effect to the proposed Purchase, the actual Sold Interest as of the date of such proposed Purchase does not exceed 100%.